BARCLAYS BANK PLC ABS-15G

Exhibit 99.1

Deloitte LLP 2 New Street Square London EC4A 3BZ Phone:+44 (0)20 7936 3000 Fax +44 (0)20 7583 1198 www.deloitte.co.uk

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors of

UK Logistics 2026-2 Designated Activity Company

The Sidings, 4th Floor,

Grand Canal Quay

Dublin

D02 E7K8

Ireland

(the “Issuer”)

Barclays Bank PLC

One Churchill Place
London
E14 5HP

United Kingdom

(the “Arranger”)

Standard Chartered Bank

1 Basinghall Avenue

London

EC2V 5DD

United Kingdom

(“Standard Chartered Bank”)

Wells Fargo Securities International Limited

33 King William Street

London

EC4R 9AT

United Kingdom

(“Wells Fargo Securities”, and together with the Arranger and Standard Chartered Bank, the “Joint Lead Managers”)

and the other Managers (as defined in the Engagement Letter)

22 May 2026

Dear Sirs/Madams,

PROPOSED ISSUE BY UK LOGISTICS 2026-2 DESIGNATED ACTIVITY COMPANY OF COMMERCIAL MORTGAGE-BACKED FLOATING RATE NOTES (the “Issue”)

We have performed the procedures enumerated below on certain commercial leases (the “Loan Pool”), which were agreed to by the Issuer, the Arranger, the Joint Lead Managers and the other Managers (as defined in the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Loan Pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Arranger, the Joint Lead Managers and the Managers. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

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This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Arranger, the Joint Lead Managers and the Managers identified in the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer, and the appropriateness of the procedures is solely the responsibility of the Issuer, the Arranger, the Joint Lead Managers and the Managers as discussed above. The Issuer shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

The procedures that we performed and our findings are as follows:

Scope of our work and factual findings

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed Upon Procedures”).

The Issuer provided us with the data file ‘Mileway Daylight HFS 2 -Lender Datatape (24.03.2026) AUP Scope.xlsx’ (the “First Pool Run”) containing information for 3,877 tenant units and 325 properties in the Loan Pool as at 31 December 2025 (the “Cut-off Date”).

We were requested by the Issuer, the Arranger and the Joint Lead Managers to remove any tenant units flagged with 0 or 1 contracted rent in the First Pool Run, leaving 2,896 tenant units in the First Pool Run. A random sample of 293 tenant units was selected from the First Pool Run using the sampling approach below (the “Sample” and the “Sample Pool”). In addition, we were requested by the Issuer, the Arranger and the Joint Lead Managers to perform the Agreed-upon Procedures on 100% of the 325 properties contained in the First Pool Run.

We have carried out the Agreed Upon Procedures during the period 2 to 15 April 2026.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 1.1 to 1.6 under the pool Agreed upon Procedures section below, have been limited to confirming that the selected attribute from the Sample Pool information relating to the First Pool Run agreed to the original loan documentation or copies thereof provided to us in the electronic dataroom ‘Starlight refinancing | Collaboration’ (the “Dataroom”). We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the original and renewed lease agreement, deed of variation, reversionary lease, missives of let and register of deeds, tenancy at will letter, licence to occupy, publicly available information, rent review memorandum and rental invoice (together, the lease documentation).

Objectives

On the assumption that the information in the First Pool Run is a complete and accurate representation of the Loan Pool, the sample sizes chosen were designed with the objective of us being able to state that there is a 95% confidence that not more than 1% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have recalculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

1.	Statistical Agreed upon Procedures

For each tenant in the Sample Pool, we carried out the following Agreed upon Procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the Agreed upon Procedures performed.

1.1.	Tenant name

For each tenant in the Sample Pool, we confirmed whether the tenant name substantially agreed to that shown on the lease documentation. Substantially agreed is defined as being able to identify the name in the lease documentation where spelling errors had occurred. We found that the tenant name substantially agreed to the lease documentation, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 1% of the Sample Pool contained errors.

1.2.	Contracted rent per annum

For each tenant in the Sample Pool, we confirmed whether the contracted rent per annum defined as the headline rent per annum shown on the Sample Pool on a unit or on an aggregate level agreed to that shown on the lease documentation, to within 0.2%. We found that the contracted rent per annum defined as the headline rent per annum on a unit or on an aggregate level agreed to the lease documentation, to within 0.2%, except for 4 cases.

DT Reference	Description of exception
DT082	Sample Pool = 7,800; Lease documentation = 9,225
DT099	Sample Pool = 15,000; Lease documentation = 16,500
DT103	Sample Pool = 20,637; Lease documentation = 41,370
DT133	Sample Pool = 20,637; Lease documentation = 10,611

As a result of the procedure performed there is a 95% confidence that not more than 3% of the Sample Pool contained errors.

1.3.	Lease start date

For each tenant in the Sample Pool, we confirmed whether the lease start date or amendment date agreed to that shown on the lease documentation, to within 31 days. We found that the lease start date or amendment date agreed to the lease documentation, to within 31 days, except for 19 cases.

DT Reference	Description of exception
DT020	Missing original lease documentation
DT025	Sample Pool = 13/06/2016; Lease documentation = 10/03/2016
DT033	Missing original lease documentation
DT036	Sample Pool = 22/05/2020; Lease documentation = 22/05/2014
DT046	Sample Pool = 01/11/2022; Lease documentation = 01/11/2019
DT068	Missing original lease documentation
DT091	Missing original lease documentation
DT168	Missing original lease documentation
DT171	Sample Pool = 24/03/2014; Lease documentation = 01/06/2017
DT184	Sample Pool = 11/07/2014; Lease documentation = Previous Lease dated 2014
DT185	Missing original lease documentation
DT203	Sample Pool = 01/08/2001; Lease documentation = Prior Lease dated 2002

DT Reference	Description of exception
DT227	Sample Pool = 12/02/2022; Lease documentation = 27/04/2022
DT228	Missing renewed lease documentation
DT236	Missing original lease documentation
DT237	Missing original lease documentation
DT249	Sample Pool = 14/05/2005; Lease documentation = 10/10/2005
DT265	Sample Pool = 01/09/2012; Lease documentation = 20/11/2012
DT280	Missing original lease documentation

As a result of the procedure performed there is a 95% confidence that not more than 10% of the Sample Pool contained errors.

1.4.	Lease break date

For each tenant in the Sample Pool, we confirmed whether the lease break date agreed to that shown on the lease documentation, to within 31 days. We found that the lease break date agreed to that shown on the lease documentation, to within 31 days, except for 6 cases.

DT Reference	Description of exception
DT046	Sample Pool = 0; Lease documentation = 31/10/2028
DT067	Sample Pool = 0; Lease documentation = 01/05/2026
DT228	Missing renewed lease documentation
DT262	Sample Pool = 0; Lease documentation = 13/02/2026
DT264	Sample Pool = 12/06/2026; Lease documentation = 12/01/2026
DT271	Missing renewed lease documentation

As a result of the procedure performed there is a 95% confidence that not more than 4% of the Sample Pool contained errors.

1.5.	Lease expiry date

For each tenant in the Sample Pool, we confirmed whether the lease expiry date agreed to that shown on the lease documentation, to within 31 days. We found that the lease expiry date agreed to the lease documentation, to within 31 days, except for 16 cases.

DT Reference	Description of exception
DT001	Sample Pool = 31/12/2020; Not stated in lease documentation (holding over)
DT046	Sample Pool = 31/10/2028; Lease documentation = 31/10/2030
DT056	Sample Pool = 07/11/2026; Lease documentation = 07/11/2025
DT082	Sample Pool = 16/02/2026; Lease documentation = 16/02/2023 (holding over)
DT087	Sample Pool = 03/05/2026; Lease documentation = 03/11/2025 (holding over)
DT096	Sample Pool = 31/12/2026; Lease documentation = 31/12/2015 (holding over)
DT099	Sample Pool = 24/11/2026; Lease documentation = 23/11/2028
DT106	Sample Pool = 29/03/2028; Lease documentation = 29/03/2027
DT133	Sample Pool = 10/09/2026; Lease documentation = 10/09/2025
DT145	Sample Pool = 31/07/2021; Lease documentation = 31/07/2020
DT150	Sample Pool = 08/07/2026; Lease documentation = 08/07/2021 (holding over)
DT153	Sample Pool = 17/02/2026; Lease documentation = 17/02/2025 (holding over)
DT188	Sample Pool = 28/02/2026; Lease documentation = 28/02/2021 (holding over)
DT228	Missing renewed lease documentation
DT263	Sample Pool = 28/03/2026; Lease documentation = 18/07/2029
DT271	Missing renewed lease documentation

As a result of the procedure performed there is a 95% confidence that not more than 9% of the Sample Pool contained errors.

1.6.	Rent review date

For each tenant in the Sample Pool, we confirmed whether the rent review date shown on the Sample Pool agreed to that shown on the lease documentation, to within 31 days. We found that the rent review date shown on the Sample Pool agreed to the lease documentation, to within 31 days, except for 11 cases.

DT Reference	Description of exception
DT011	Sample Pool = 0; Lease documentation = 22/01/2030
DT036	Sample Pool = 0; Lease documentation = 12/11/2026
DT046	Sample Pool = 0; Lease documentation = 01/11/2028
DT074	Sample Pool = 0; Lease documentation = 06/11/2028
DT148	Sample Pool = 0; Lease documentation = 18/03/2027
DT210	Sample Pool = 0; Lease documentation = 22/01/2028
DT228	Missing renewed lease documentation
DT232	Sample Pool = 0; Lease documentation = 11/07/2028
DT265	Sample Pool = 0; Lease documentation = 19/12/2029
DT271	Missing renewed lease documentation
DT279	Sample Pool = 0; Lease documentation = 25/01/2026

As a result of the procedure performed there is a 95% confidence that not more than 7% of the Sample Pool contained errors.

2.	Non-statistical Agreed upon Procedures

The Agreed-upon Procedures set out in paragraphs 2.1 to 2.6 below, have been limited to confirming that the selected attribute from the First Pool Run agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct, and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the data file ‘FINAL_Daylight HFS_Schedule of Values_Q4 2025 (1).xlsx’ (the “valuation file”). Our findings have been reported on an error-only basis.

2.1.	Asset name

For each property in the First Pool Run, we confirmed whether the asset name agreed to that shown on the valuation file. We found that the asset name agreed to the valuation file, with no exception.

2.2.	Property market value

For each property in the First Pool Run, we confirmed whether the property market value agreed to that shown on the valuation file. We found that the property market value agreed to the valuation file, with no exception.

2.3.	Property gross market rent (ERV)

For each property in the First Pool Run, we confirmed whether the property gross market rent (ERV) agreed to that shown on the valuation file. We found that the property gross market rent (ERV) agreed to the valuation file, with no exception.

2.4.	City

For each property in the First Pool Run, we confirmed whether the property city agreed to that shown on the valuation file. We found that the property city agreed to the valuation file, with no exception.

2.5.	Tenure

For each property in the First Pool Run, we confirmed whether the property tenure agreed to that shown on the valuation file. We found that the property tenure agreed to the valuation file, except for 3 cases.

Unique Reference	Description of exception
39	First Pool Run = Leasehold; Valuation file = Freehold
147	First Pool Run = Freehold; Valuation file = Mixed use
299	First Pool Run = Leasehold; Valuation file = Freehold

2.6.	Date of Valuation

For each property in the First Pool Run, we confirmed whether the date of valuation agreed to that shown on the valuation file. We found that the date of valuation agreed to the valuation file, with no exception.

3.	Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

4.	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in our Engagement Letter dated 21 May 2026, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Arranger, the Joint Lead Managers and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Arranger, the Joint Lead Managers and the Managers. This Asset Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Asset Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger, the Joint Lead Managers and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Louise Gill on 0113 292 1299.

Yours truly,

Deloitte LLP